UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Marketfield Fund, a series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay Marketfield Fund

Message from the President, Marketfield Asset Management LLC Year-End Commentary and Annual Report

December 31, 2012

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Message from the President

In June 2012, MainStay announced the formation of a new subadvisory relationship with Marketfield Asset Management LLC; and on October 5, 2012, MainStay Marketfield Fund became part of the MainStay family of funds. We are pleased to welcome Marketfield shareholders to the MainStay Funds.

Marketfield’s success is attributable to a research-driven investment approach that utilizes independent thinking to assess global macroeconomic and market conditions. We are pleased to share the following year-end commentary from Michael Aronstein, President and Chief Investment Officer of Marketfield Asset Management LLC and the portfolio manager of MainStay Marketfield Fund.

The annual report for MainStay Marketfield Fund for the 12 months ended December 31, 2012, also follows. These materials contain specific information about the market events, investment decisions and securities that affected MainStay Marketfield Fund during 2012.

We thank you for investing with MainStay and look forward to continuing our partnership for many years to come.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

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Marketfield Asset Management LLC Year-End Commentary

As we enter year five of the bull market in U.S. equities, recognition is beginning to dawn while additional markets in the developed world join the trend. The process by which the domestic capital markets and the economy were saved from calamity in the fourth quarter of 2008 is finally being repeated in the European area and possibly even Japan. The latter has been burdened by false starts toward a more expansive monetary policy for twenty-two years. Perhaps they have finally learned that monetary quantity matters.

Our immediate views about macroeconomic and market conditions are not remarkably different from those expressed at the end of 2011. Several important trends have progressed farther, with a few new ones appearing to have arisen.

Among the incipient trends that we are involved with, the potential downturn in “safe haven” asset prices, including high-grade government bonds, is the most pivotal. It is connected with a secular decline in the relative fortunes of governments in general, and is likely to be a feature of the macroeconomic environment for the remainder of this decade.

Global credit expansion is a longstanding trend that has been in the process of reversing for more than a decade. With trends of this magnitude, the exhaustion phase is necessarily prolonged and inconclusive. The underlying behavioral correlates are so embedded that they take many years, if not decades to change.

In most of the developed world, the process of deleveraging has progressed through much of the private sector. Industrial companies and most commodity producers began the restructuring of their operations and balance sheets in response to the collapse of emerging market currencies and commodity prices during the final years of the twentieth century. For many U.S. and European industrial companies, the choice was to radically restructure their costs and balance sheets or fail.

The corporate restructuring that has taken place over the last ten or fifteen years has been evident in companies’ ability to withstand the pressures of 2008 and 2009 and emerge with unusually robust profitability and cash flow. Corporate balance sheets are as strong as they have been in several generations.

Households and the banking system that enabled their adventures in real estate speculation during the decade past have also gone through extensive balance sheet restructuring. Both are now on much sounder footing, and the main collateral form on the asset side of their balance sheets—residential real estate—is in recovery.

The element within developed market economies that has yet to restructure their affairs and overburdened balance sheets is government. By government we are referring to units of political authority across the spectrum, from Athens, Cairo and Paris to Chicago, Detroit, Albany, Sacramento and Washington.

The fiscal pressures on governments of all sorts are not accidental. They are part and parcel of the dynamics of long-term credit cycles, whereby the underlying collateral forms are overwhelmed by the demands of debt service after years of increasing leverage. Every element of a broad upturn in the use of credit has its own particular collateral form. For businesses, it is their asset base and the profitability thereof. The favored commercial asset used as collateral varies from cycle to cycle, and has included commodity reserves, commercial real estate, forests, ships, communication networks and various forms of intellectual property.

The surge in household indebtedness during the first decade of this century was almost entirely collateralized by single-family housing. This marked radical departure from long-standing assumptions that based household solvency on a combination of income and savings. The leverage from the adaption of a consumption good (owner occupied housing) as a favored form of collateral was mirrored in the banking system and among the quasi-official mortgage agencies.

When the cycle of appreciation and capital gains halted and then reversed, all sectors involved in the leveraging process entered the emergency phase of balance sheet restructuring. In the ensuing five years, great, albeit painful progress has been made.

In every long cycle of credit excess and its eventual deflation, there are several distinct phases. Their general characteristics are universal. The particulars of each vary with the specific nature of the collateral form involved.

At the peak stage of credit expansions and the asset price inflations (aka bull markets) that are their normal correlates, the most visible indication of an impending reversal is the emergence of new and extensive sources of supply. This is true in every asset class and in every long cycle of inflating price.

Discerning the exact nature of the new supply is not always as simple as it sounds.

The analysis begins with identification and understanding of that aspect of the favored collateral form that has come to be thought of as invaluable, unique and beyond serious question. The analytic process almost always involves wading through a swamp of pedantry in academic and popular commentary that has arisen in order to justify what common sense recognizes as excess. A Google search of the phrase “Japanese business superiority 1989” yields 214,000,000 results. It is worth reading a few and noting the august institutions and commentators from which they emanated.

The appearance of new sources of supply is not, from an investment perspective, sufficient to declare the exhaustion of a trend. The process of supply rising up to meet the extraordinarily enthusiastic demand that is characteristic of late stage, credit enhanced price advances can take years.

In technical terms, one of the characteristics of a late stage bull market is a marked rise in transaction volume as the advance

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persists. Think of the sales rate of houses in 2004 and 2005. The growing transactional volume is a sign that supply is rising to meet more of the elevated demand.

To the extent that demand remains the prevalent force, prices continue to rise. The crucial phase, during which the first signs of a major trend reversal are visible, is characterized by continuing enthusiasm on the part of buyers, high turnover and the absence of any further price increase. In securities markets, the flood of new issuance continues far beyond the high point in price. In markets for non-exchange traded assets, supply from new and atypical sellers often persists well into the first stage of the ensuing long-term bear market as prices remain at levels too good for sellers to pass up, even after an initial decline.

As we have mentioned in several past commentaries, bull markets never end because buyers lose enthusiasm for the assets in question as the advance progresses. If anything, the enthusiasm increases as prices move higher and higher. The terminal phase is always and everywhere marked by the response of actual and potential sellers to the inducements of elevated prices.

Incentives to produce, sell and, in the case of tangible assets, conserve, substitute and restrain consumption eventually yield enough supply to overwhelm any given level of demand. A parallel market dynamic emerges, wherein every dollar rise in price is another dollar of value on the supply side that must be met by an equivalent increase in buyers’ purchasing power if the price trend is to continue higher. In other words, supply grows from more than the simple addition of units to the offer side. Increased prices have exactly the same effect. Unique items with strictly limited unit supply can also reach a point at which they overwhelm demand solely from the market price mechanism. Even the Mona Lisa, should the French government reach that level of desperation, would likely run out of bids before the auctioneer hit a trillion dollars.

Popular market manias that drive prices to unsustainable levels are always supported by conceptual and intellectual analogues. There is never a shortage of good, plausible arguments as to why the excessive behavior and its resultant price distortions are justified.

As we have asserted that the current macroeconomic landscape is and will be influenced by a continuing bear market in “government,” it is important to define the practical and theoretical aspects of that trend and how it might shape the investment environment.

In the simplest terms, governments are being involuntarily weaned from their dependence on credit as a means of sustaining privilege. As is the case when watching waning advances in capital markets, the weakest participants give way first. It is why, at meaningful tops in price, the breadth of advance narrows as more and more of the demand is funneled to fewer and fewer high grade and seemingly impervious instruments.

At the peak of the technology stock mania in 2000, the low-quality names broke early in the year, while many of the established leaders (Cisco, Intel, IBM, Microsoft) remained at or near historic highs for another year or more.

In the present case, governments with impaired balance sheets presiding over regions with the weakest underlying fundamentals have fallen first. Greece, Detroit, Egypt and other leaders in the parade of management failure are harbingers of a more widespread problem.

Central to this general trend is a mistaken body of theory regarding the nature of wealth, its sources and the proper role of government in allowing its development.

One of the nicer parts of our approach to managing money consists in our not having to participate in academic debates or contrived argument sessions in financial media in order to get our points across. Markets will eventually prove or disprove any theoretical case that we make within the Fund.

Our investment approach begins with identifying what we believe to be invalid macroeconomic hypotheses. To the extent that these have been incorporated into investment decisions and asset prices, there will be a large scale and long-term opportunity to exploit the mispricing born of misconception. This, of course, assumes that we are right.

The improper adoption and application of macroeconomic data is the last area where we see important inefficiencies in capital markets. The efficient market hypothesis which, from our perspective merely states that the available data concerning elements affecting a specific set of prices will be reflected fairly accurately in those prices, fails to take into account circumstances wherein there is a lack of understanding about how certain exogenous data bear on markets. The market does have the facts, but participants are at a loss to reckon how they should be incorporated into pricing.

It is as though early twentieth century life insurance actuaries were convinced by the contemporary scientific thought that cigarette smoking was not a factor in health or life expectations. Their policy prices would have efficiently reflected prevailing thought, but would have been wildly inaccurate and poorly predictive of differentials in mortality.

The fact that markets are largely efficient does not mean that they are largely correct. Efficiency only implies rapid incorporation of the available data and the prevailing beliefs about what it implies. Insofar as the discussion applies to specific securities, the lines of causation between the data and prices are clear. There is not a lot of argument that a leveraged cyclical company with building receivables and diminishing current assets presents a greater credit risk than a cash-rich counterpart. The bonds of such a company will normally reflect

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the risk. It is highly unlikely that more assiduous study of the accounts will reveal an overlooked number. It is particularly so in the case of large, public companies. It is why the verdicts of ratings agencies are at best superfluous, and at worst, highly misleading and drastically off base.

This is the strong form of market efficiency, and goes a long way to explaining why managers relying entirely on security selection are having a harder and harder time exceeding the return of some arbitrary index as communications technology and data access become ever more widespread.

There has been a great deal of criticism from academic sources regarding the validity of market efficiency as a basic concept. This trend has accelerated since the panic of 2008 and the subsequent depression in housing activity and finance. The fact that markets seemed to miss the events and were, in retrospect, wildly mispriced before hand, is cited as an argument against markets.

We would argue that markets were perfectly efficient in incorporating the most widely accepted opinion regarding housing. The problem was that the opinion, academic, institutional and market related was largely incorrect.

Markets are accurate expressions of established facts and expectations, even when the latter are wrong. As is the case of markets for goods and services in a free society, people buy and sell according to rational expectations of what they believe will benefit their circumstances. Often times they turn out to be wrong. That does not illustrate the frailty of free markets, but of we humans.

The efficient incorporation of flawed macroeconomic hypotheses into capital asset prices continues to be a feature of the current bull market in risk assets. The most prevalent topic of error is a big one, involving the role of governments in economies. This question broadly pertains to the role of central banks, currencies, fiscal conditions, taxation and all of the dramas involving the apparent paralysis of political and legislative processes. The broad, philosophic and economic issues resonate from Washington to Brussels, Tokyo, Beijing, Sacramento and Detroit. The basic issues are similar, but the probable forms of resolution are widely disparate.

We made the point earlier that the current macroeconomic climate is being shaped by the ongoing confrontation between governments and the credit markets upon which many of them have come to depend.

A vast body of modern mythology has underpinned the destructive trend among many governments toward profligacy and intemperate accumulations of debt. Like the invulnerability of house prices or the inevitable triumph of the Japanese or, at present, the Chinese approach to business and economic management, the arguments highlighting the benefits of government spending are embedded deeply in parts of academia and hence within the extensive and influential community of academically trained economists.

One of the core assumptions in current economic thought that is, we believe, severely hampering the decision-making process among investors is the presumed equivalence between GDP growth and wealth creation. The former is a broad measure of output that comprises activity in three important sectors of the economy i.e., households, businesses and government. It is an invention of the post-war era, enabled by greatly expanded data collection by government agencies.

The wealth of a society, which consists in the corpus of productive capital assets that it has accumulated, has its origins in that portion of output that is saved (not consumed) and invested. In this broad sense, output measures like GDP are important, as they provide some gauge of the product from which savings can originate and be directed toward an increase in the capital stock i.e., wealth.

The problem with present measures of national output is the inclusion of governments’ deficits as a net contributor to reported GDP. Because a systemic accounting must acknowledge the increase in private sector incomes that results from the portion of government spending financed solely through credit creation, there exists an illusion that deficit spending is a form of economic stimulus. It is a stimulus to statistics regarding GDP, but stimulating statistics is not the point of economic interchange.

Deficit spending by governments accomplishes, at best, a temporary increase in the level of consumption. Because this additional consumption is artificial and transitory, it is questionable whether it will spur incremental investment (additions to the productive apparatus that constitute wealth) by those addressing the additional demand. Often, the only market response to the demand stimulus will be an increase in real prices. This has been the clear trend in our health care system, and is likely to accelerate as more subsidized demand is brought into the market place.

Private sector investment is the source of wealth in a free society and consequently the long-range objective of economic effort. The idea that projects undertaken at the behest of political authorities can be thought of as a form of investment is mistaken. As stated earlier, the wealth of a society exists in its productive capital stock. The capital stock can be held in either financial or physical form, with the proviso being that it is intended for use in the production of goods and services.

As such, the output of capital assets, normally organized in the form of a business, must realize sufficient revenue to sustain operations and provide its owners with some benefit in the form of return for allowing the use of their savings. Failure to meet these criteria will result in the eventual demise of the enterprise and the redeployment of whatever capital that remains to

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endeavors better able to satisfy the demands of the economy as a whole.

An important descriptive element in discussions of the accumulated capital stock as the basis of wealth is the term “productive.” In this sense, productive refers not only to capital assets that are capable of output, but are capable of output that meets demand in sufficient volume and price to be self-sustaining. The problem with expenditures by government on projects that might satisfy some form of demand is that there is no way of ever knowing whether that demand produces revenues sufficient to perpetuate the enterprise without an ongoing extraction of resources from the private sector. In instances where there is a revenue stream that can be measured against costs, it is almost always inadequate, meaning that the enterprise operates at a loss. Amtrak, the postal service, various public transit authorities, publicly owned utilities and even public monopolies in gambling are primary examples. In each case, they persist in spite of the fact that they fail to provide something that people are willing to purchase at prices and in quantities that cover the costs of production and depreciation. They survive because they can force involuntary transfers from those same prospective customers who, when faced with calls from the taxman, have no choice but to reach into their pockets.

A report card in the form of a profit and loss statement is the only way of checking whether or not a particular good or service is sufficiently popular at a certain price level to allow it to be self-sustaining. High-speed trains, public hospitals, overnight postal delivery and government supported radio and television channels all sound like wonderful, life-enhancing elements of any society. They might well be, but we will never know unless we see whether sufficient numbers of free citizens are willing to spend enough of their resources to make them economically viable i.e., able to produce enough revenue to sustain their operations.

Because the unique powers granted to government allow the threat of force to be used to undertake its economic adventures, access to capital for even the most harebrained schemes is normally not an issue. The government undertakings that we listed in the preceding paragraph all sound beyond reproach. And that is exactly the problem.

No political leader has ever said that he or she needs more tax revenue to waste on silly, useless projects or to pay off political cohorts. Even if this is the case, every call for increased government revenue is always justified by invoking the most profoundly virtuous plans for its use. Health care for poor children, universal pre-school, protection of endangered animals, rescuing the entire planet from the effects of sunlight—how could any decent human being be against any of these? That is the political calculus, and it is generally very effective in casting anyone who expresses doubts about the use of government’s coercive power to accomplish these noble objectives as a vicious misanthrope.

Good politics and good economics are often diametrically opposed, and when the two are at odds, it is unfortunate that the political imperatives normally prevail over sound economics. It is doubly unfortunate that the consequences are borne mainly by those who most need a fully functioning economy to escape the burdens of misfortune and privation.

With no way of measuring the economic viability of any government directed infrastructure schemes, there is a very good chance that the finite resources of a society will be squandered and overall wealth diminished by their undertaking. The economic problem arises because even the most wasteful expenditures by government (or, for that matter, members of the private sector) will add to GDP as they are undertaken. We would guess that, had such statistics existed, Egypt would have had one of the highest GDP growth rates in history during the construction of the Pyramids. If that GDP growth was truly a measure of general prosperity, we could calm all of their present troubles by simply suggesting that they build a few dozen more. Come to think of it, why not include Greece and Detroit?

The advantage of having these activities take place in the private sector is that normal accounting will clearly reveal the wasteful and mistaken projects, and they will stop, either voluntarily or in a bankruptcy court. The capital will have been squandered, but the process will end and discretion over the deployment of capital will be out of the hands of those entities that have proven incompetent in its use.

Because political leaders have virtually unlimited access to the resources of their citizens through compulsory measures that are not available to private sector entities, their uneconomic expenditures can persist indefinitely. Every dollar that they are able to obtain and deploy is a dollar less that is available to be utilized within the private sector, where markets provide checks and balances to assure that there is sufficient voluntary demand to label the expenditure productive.

Both public sector and private sector expenditures on, for example, improvements to railroad track beds will have about the same additive effects on GDP. For many with a quantitative, statistically driven view of economics, there is nothing to choose between the two. The fact that one needs to satisfy actual demand at a satisfactory combination of price and volume and the other only has to satisfy the political imperatives of a small group of officials is enormously consequential in the overall accumulation of wealth.

Acknowledgement of this distinction runs up against the vanities of those unwilling to accept the free markets’ reflections of the voluntary actions of their fellow citizens as they engage in the constitutionally assured pursuit of happiness. The fact that someone chooses to live on beer, bacon and cigarettes demands no response from government or its agents. I will quickly acknowledge, alongside those with the professional

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qualifications to back their judgments, that this regimen is unhealthy. That said, it is critical to remember that the strength of this country and its economy stems from the proposition that everyone is entitled to life according to their own, subjective design. I may think that I know better, but I have no right to impose my opinions about nutrition or anything else on my fellows. Even in matters where we feel professionally qualified, we would not think of petitioning the government to enforce our beliefs about proper asset allocation or risk management.

If government officials do not like the judgments of markets, they likewise, by extension, do not like the personal preferences of their fellow citizens. To the extent that they are willing to use the threat of violence underlying their authority to change the outcomes, they are engaging in a form of tyranny. If it persists, the result will be an economy that is unable to satisfy the particular, personally chosen needs of its citizens. Yes the government can ban beer, bacon and cigarettes (and reality TV, we would hope) but that would thwart the pursuit of happiness upon which this nation has thrived.

At present, the cycle of deficit spending and increased taxation by governments is reaching its theoretical limits. It has two weak points, both of which are beginning to be exposed. The first is obvious i.e., capital markets unwillingness to continue to provide credit to official entities that are clearly not creditworthy. The clearest examples have arisen in Europe, and require no further discussion.

The second structural flaw in the cycle of governments’ arrogation of a greater share of economic output to its own purposes is the migratory problem. There is some point at which the citizens whose productive efforts are being converted to government use will up and leave. In the U.S., most of this traffic is interstate, while in most other parts of the world where less onerous restrictions on emigration are in place (as compared with those in the U.S.), the migratory paths are international.

Along these lines, it will be extremely interesting to see whether the tax regimes introduced recently in California will prove to have gone too far.

The overemphasis on GDP (and a host of other statistic measures of the overall economy) has important investment implications. Our investment approach begins with our trying to identify macroeconomic misperceptions that are reflected in large scale asset mispricing. It is why we spend so much time and effort on seemingly pointless academic and theoretical analysis of economic systems. Theoretical applications in any science are eventually manifest in practical consequences. Economic science is no different.

There has been a large body of opinion suggesting that because GDP growth is and might remain restrained, equity investment is a fool’s game. We have taken the other side of the trade, and thus far have benefitted from the outcome. As of this writing the four-year annualized total return for the Vanguard All Stock ETF is 20% as of 12/31/12. For the equivalent S&P 500® Index based fund it is 19% as of 12/31/12. (See page 12 for more information on the S&P 500® Index.) This has taken place against a commentary backdrop that has suggested that investors would be lucky to see mid-single digit portfolio returns. The fact that domestic stocks have provided returns at between three and four times expected rates has been little remarked upon by some of the most vocal proponents of a “lost decade” for investors.

During the past year, German equities have returned more than 30%. German GDP growth was below 1%. Much of Europe is in or near recession, and yet their equity markets have been strong performers.

We cannot guess how long it will take before people understand that GDP is neither a measure of prosperity nor a predictor of equity returns. To the extent that diminishing government spending holds GDP statistics back, the process is bullish for the private sector and overall standards of living. The opposite is also true.

China has reported the highest rates of GDP growth on earth for years and yet their equity markets have been among the worst performers. They are a large scale example of how elevated output statistics driven by the whims of government officials rather than individuals’ preferences are misleading indicators of real prosperity.

The seeming contradiction between a slow GDP growth rate and the bull market in stocks over the past four years has provoked a great deal of hysterical outcry by people who have chosen to avoid investing in equities. Their caution is rationalized by a host of statistics showing how elevated corporate results and stock prices are relative to GDP.

Any analysis that compares the private sector to GDP will show unusual relative strength in the former. This is simply a result of the forced retrenchment of government at all levels and the consequent drag on reported GDP.

Economic forecasting that hopes to add value in the investment process cannot rely on quantitative econometric models. They do not work.

The only avenue available to an investor who wishes to incorporate big picture, macroeconomic factors into the capital allocation process is one that leads to an understanding of the processes and system dynamics that produce the economic statistics. Taken in isolation, any group of quantitative measures can be extremely misleading if the processes behind their generation are not understood. It is why the most expensive risk management systems on earth failed before the 2007-2008 crises, along with ratings agencies, regulators and many very sophisticated investors, including the endowment managers of the most respected educational institutions on earth.

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As we continue down the path of confrontation between governments and the credit markets that they rely upon, the principal danger is that some governments will attempt to remedy their fiscal imbalances by extracting a greater share of private sector output. This will diminish the visible income streams subject to taxation as people and business flee the most intrusive jurisdictions and rearrange their affairs to shelter or defer more of their earnings.

To the extent that increased taxation succeeds in wresting control of more resources from their private sector owners, there will be that much less available to build up the productive capital base that constitutes society’s wealth. Less capital formation in the private sector leads to less employment and activity in enterprises that are subject to the constant discipline of their fellow citizens’ free choices about what is worth paying for and what is not. Government officials deploying assets generated by others’ efforts have no such worries. They can produce GDP without producing real value.

We have moved nearly a quarter of the Fund’s equity holdings into European shares during the past year, beginning with companies in the more stable northern economies a year ago and adding exposure to certain of the more troubled nations during the past two quarters.

Europe is another example of recovering private sector fundamentals and governments displaying various degrees of distress and ineptitude. We have made the point in past letters that it is a mistake to equate a national government with that nation’s economy. Governments influence economies, but the fortunes of the two can diverge. Good businesses can exist alongside terrible governments. In parts of Europe, private companies can borrow at lower rates than their governments.

Our domestic equity holdings have shifted from emphasis on consumer spending to business investment. Most of the burden imposed by the recent tax changes will fall upon consumer rather than business incomes. Consumer discretionary sectors have led the bull market for the past four years. We sense that a change is in the works.

The question of whether a shift to an environment led by business investment requires a meaningful correction in the overall markets is difficult to answer. Thus far, we have seen a fairly seamless transition.

A final, crucial issue reflected in our current portfolio concerns the point at which strength and credit demand in the private sector begins to crowd out government borrowing and prompts a rise in interest rates. We have established meaningful short positions in long duration government bonds during the last six months of the fiscal year in response to this risk.

From a cyclical, timing perspective, the danger point for credit markets appears close at hand. Housing activity continues to accelerate, business investment is turning up, the Federal government is resisting expenditure cuts and the Federal Reserve Board is continuing with policies that seem appropriate for the summer of 1932.

The only mechanism that might change cavalier attitudes toward spending is the bond market. If government remains on its current heading, fiscal discipline is going to be imposed rather than chosen. When we reach that stage, the volatility now associated with equities may migrate to fixed-income markets. Like teenagers running into the basement at the beginning of a horror movie, investors who have looked to government bonds as a refuge from market risk may be in for some surprises.

January 22, 2013

Michael C. Aronstein

President, Chief Investment Officer & Portfolio Manager

The information contained herein represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended December 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (7/31/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.06 13.29%	7.49 8.71%	7.60 8.73%	2.86 2.86%
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.06 13.29	7.49 8.71	7.60 8.73	2.70 2.70
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.43 12.43	7.90 7.90	7.91 7.91	3.61 3.61
Class I Shares[4]	No Sales Charge		13.50	8.97	8.99	2.45
Class R2 Shares[3]	No Sales Charge		13.06	8.58	8.60	2.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends and/or distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class, Class A, Class C and Class R2 shares, reflect the historical performance of Class I shares and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes might have been different.
4.	Performance figures for Class I shares reflect the historical performance of the then-existing shares of Marketfield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which a predecessor entity to Marketfield Asset Management LLC served as investment advisor) for periods prior to October 5, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	11

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[5]	16.00%	1.66%	1.87%
Average Lipper Long/Short Equity Fund[6]	5.28	0.26	0.16

5.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.

6.

The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity option, or equity index option. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

12	MainStay Marketfield Fund

Cost in Dollars of a $1,000 Investment in MainStay Marketfield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2012, to December 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2012, to December 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 12/31/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/12	Expenses Paid During Period[2]

Investor Class Shares[3]	$1,000.00	$1,042.80	$9.78	$1,002.30	$9.59

Class A Shares[3]	$1,000.00	$1,042.80	$9.88	$1,002.20	$9.69

Class C Shares[3]	$1,000.00	$1,038.80	$11.68	$1,000.40	$11.46

Class I Shares	$1,000.00	$1,043.50	$15.00	$1,010.50	$14.76

Class R2 Shares[3]	$1,000.00	$1,041.20	$9.27	$1,002.80	$9.09

1.	The inception date for Class Investor, Class A, Class C, and Class R2 shares was on October 5, 2012.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class (4.03% for Investor Class, 4.07% for Class A, 4.82% for Class C, 2.92% for Class I and 3.83% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 days for Class I (to reflect the six-month period) and 87 days for Investor Class, Class A, Class C and Class R2 (to reflect the since inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through December 31, 2012. Had these shares been offered for the full six-month period ended December 31, 2012, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $20.31 for Investor Class, $20.51 for Class A, $24.24 for Class C and $19.31 for Class R2 and the ending account value would have been $1,004.90 for Investor Class, $1,004.70 for Class A, $1,000.90 for Class C and $1,005.88 for Class R2.

mainstayinvestments.com	13

Industry Composition as of December 31, 2012 (Unaudited)

Exchange Traded Funds	11.7%
Road & Rail	7.2
Chemicals	6.4
Construction Materials	5.8
Machinery	5.6
Commercial Banks	4.7
Household Durables	4.2
Trading Companies & Distributors	3.5
Internet Software & Services	3.1
Building Products	3.0
Industrial Conglomerates	3.0
Food & Staples Retailing	2.9
Metals & Mining	2.8
Auto Components	2.5
Food Products	1.9
IT Services	1.9
Specialty Retail	1.6

Insurance	1.5%
Commercial Services & Supplies	1.4
Air Freight & Logistics	1.2
Hotels, Restaurants & Leisure	1.2
Internet & Catalog Retail	1.2
Transportation Infrastructure	1.2
Real Estate Management & Development	1.1
Aerospace & Defense	1.0
Energy Equipment & Services	1.0
Real Estate Investment Trusts	1.0
Household Products	0.8
Media	0.8
Purchased Options	0.4
Investment in Money Market Fund	12.3
Other Assets, Less Liabilities	36.8
Investments Sold Short	–34.7

100.0%

See Portfolio of Investments beginning on page 17 for specific holdings within these categories.

Top Ten Equity Holdings as of December 31, 2012 (excluding Investment in Money Market Fund) (Unaudited)

1.	BASF S.E.

2.	iShares Dow Jones Transportation Average Index Fund

3.	SPDR S&P Regional Banking

4.	iShares MSCI Mexico Investable Market Index Fund

5.	Eagle Materials, Inc.
6.	USG Corp.

7.	CRH PLC

8.	iShares MSCI Italy Index Fund

9.	General Electric Co.

10.	Wolseley PLC

Top Five Short Positions as of December 31, 2012 (Unaudited)

1.	iShares JPMorgan USD Emerging Markets Bond Fund

2.	International Business Machines Corp.

3.	iShares FTSE China 25 Index Fund

4.	BlackRock, Inc. Class A

5.	iShares MSCI Brazil Index Fund

14	MainStay Marketfield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Michael C. Aronstein of Marketfield Asset Management LLC the Fund’s Subadvisor.

How did MainStay Marketfield Fund perform relative to its peers and its benchmark for the 12 months ended December 31, 2012?

Excluding all sales charges, MainStay Marketfield Fund returned 13.29% for Investor Class shares, 13.29% for Class A shares and 12.43% for Class C shares for the 12 months ended December 31, 2012. Over the same period, Class I shares returned 13.50% and Class R2 shares returned 13.06%.1 All share classes outperformed the 5.28% return of the average Lipper2 long/short equity fund, but underperformed the 16.00% return of the S&P 500® Index3 for the 12 months ended December 31, 2012. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 11 for Fund returns with applicable sales charges.

What were the results of the Fund’s merger during the reporting period?

At a meeting held on September 24, 2012, the shareholders of Marketfield Fund approved a merger with and into MainStay Marketfield Fund. Effective October 5, 2012, Marketfield Asset Management LLC serves as the Fund’s Subadvisor and New York Life Investment Management LLC serves as the Fund’s Manager. The Fund’s portfolio manager remains unchanged, and the Fund’s investment strategies and philosophies remain substantially the same.

What factors affected the Fund’s relative performance during the reporting period?

The most significant positive contributor to the Fund’s relative performance in 2012 was our housing and building materials theme. (Contributions take weightings and total returns into account.) The average weight of this theme as a percentage of the Fund was around 21%, and it contributed more than 50% of the Fund’s positive relative performance. Other contributors to the Fund’s relative performance were themes pertaining to the health of the U.S. consumer, the upswing in U.S. manufacturing and capital spending, and the theme of European economies benefiting from European Central Bank liquidity provisions.

The biggest detractor from the Fund’s relative performance was our emerging markets short theme. However, the cost of this theme was partially offset by reducing drawdown during two periods in 2012 when our long themes were underperforming. (Drawdown is the peak-to-trough decline during a specific record period for a fund or investment.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During 2012, the strongest positive sector contributions to the Fund’s performance relative to the S&P 500® Index came from the consumer discretionary, industrials and materials sectors. The weakest-performing sectors were emerging market ETFs, financials and fixed income (Barclays 20+ Year Bond ETF and iShares JPMorgan USD Emerging Markets Bond Fund ETF).

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During 2012, the three strongest individual positive contributors to the Fund’s absolute performance were building materials companies USG and Eagle Materials and home builder Ryland Group. Over the same period, the weakest contributions to the Fund’s absolute performance came from iShares MSCI Emerging Markets Index, iShares FTSE China 25 Index and iShares JPMorgan USD Emerging Markets Bond Fund ETF.

Did the Fund make any significant purchases or sales during the reporting period?

During 2012, we moved nearly a quarter of the Fund’s equity holdings into European shares, beginning with companies in the more stable northern economies early in the reporting period. We added exposure to some of the more-troubled nations during the final two quarters.

Over the course of the year, we shifted the Fund’s domestic equity holdings from emphasis on consumer spending to a focus on business investment.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s holdings in European stocks increased from 10% to 24% of net assets during the year. We began with German and northern European companies and added Italian, French and Spanish companies as the year progressed.

We reduced the Fund’s positions in our consumer discretionary/retail theme from 27% to 6% of net assets, with a particular focus on retail stocks.

1.	See footnote on page 11 for more information on historical performance.
2.	See footnote on page 12 for more information on Lipper Inc.
3.	See footnote on page 12 for more information on the S&P 500® Index.

mainstayinvestments.com	15

How was the Fund positioned at the end of December 2012?

The Fund continued to experience strong asset growth during the reporting period, with total net assets standing at $4.4 billion as of December 31, 2012.

As of that date, the Fund was 86% long (excluding short-term investments) and 35% short.4 The net exposure was long 51%. Since the Fund’s inception, net long exposure has averaged 59%.

As of the same date, the Fund had increased its European equity exposure to approximately 24% of long Fund holdings. The Fund remains long the housing market and short emerging markets.

4.	See Portfolio of Investments beginning on page 17 for specific holdings information.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

16	MainStay Marketfield Fund

Portfolio of Investments December 31, 2012

	Shares	Value

Common Stocks 72.5%
Aerospace & Defense 1.0%
Precision Castparts Corp. (a)	238,900	$45,252,438

Air Freight & Logistics 1.2%
FedEx Corp. (a)	560,700	51,427,404

Auto Components 2.5%
Continental A.G.	614,331	71,081,178
ElringKlinger A.G.	1,104,277	37,213,775

		108,294,953

Building Products 3.0%
Geberit A.G. (b)	183,003	40,512,867
♦USG Corp. (a)(b)	3,272,000	91,845,040

		132,357,907

Chemicals 5.4%
♦BASF S.E.	1,287,457	121,009,783
E.I. du Pont de Nemours & Co. (a)	936,996	42,136,710
Sherwin-Williams Co. (The) (a)	489,013	75,219,980

		238,366,473

Commercial Banks 4.7%
BB&T Corp. (a)	1,834,900	53,413,939
CIT Group, Inc. (a)(b)	1,558,700	60,228,168
Fifth Third Bancorp (a)	2,691,900	40,889,961
Governor & Co. of The Bank of Ireland (The) (b)	211,706,284	31,409,826
Governor & Co. of The Bank of Ireland (The), Sponsored ADR (b)(c)	3,308,402	21,504,613

		207,446,507

Commercial Services & Supplies 1.4%
Bilfinger S.E.	623,540	60,240,691

Construction Materials 5.8%
Buzzi Unicem S.p.A.	4,855,373	68,349,839
♦CRH PLC	4,196,785	87,728,039
♦Eagle Materials, Inc. (a)	1,734,986	101,496,681

		257,574,559

Energy Equipment & Services 1.0%
National-Oilwell Varco, Inc. (a)	647,400	44,249,790

Food & Staples Retailing 2.9%
Costco Wholesale Corp. (a)	645,900	63,795,543
Wal-Mart de Mexico S.A.B. de C.V.	18,878,191	61,601,703

		125,397,246

	Shares	Value

Food Products 1.9%
H.J. Heinz Co. (a)	805,300	$46,449,704
Hershey Co. (The)	534,400	38,594,368

		85,044,072

Hotels, Restaurants & Leisure 1.2%
Accor S.A.	1,500,400	53,820,169

Household Durables 4.2%
D.R. Horton, Inc. (a)	1,813,000	35,861,140
Mohawk Industries, Inc. (a)(b)	740,901	67,029,313
Ryland Group, Inc. (The) (a)	1,276,700	46,599,550
Toll Brothers, Inc. (a)(b)	1,037,400	33,539,142

		183,029,145

Household Products 0.8%
Colgate-Palmolive Co. (a)	345,200	36,087,208

Industrial Conglomerates 3.0%
3M Co. (a)	563,900	52,358,115
♦General Electric Co. (a)	3,845,900	80,725,441

		133,083,556

Insurance 1.5%
Assicurazioni Generali S.p.A	3,499,885	63,840,402

Internet & Catalog Retail 1.2%
Amazon.com, Inc. (a)(b)	217,900	54,723,406

Internet Software & Services 3.1%
eBay, Inc. (a)(b)	1,196,700	61,055,634
Facebook, Inc. Class A (a)(b)	2,832,800	75,437,464

		136,493,098

IT Services 1.9%
Amadeus IT Holding S.A. Class A	1,698,956	42,634,060
Teradata Corp. (b)	625,300	38,699,817

		81,333,877

Machinery 5.6%
Caterpillar, Inc. (a)	704,200	63,082,236
Cummins, Inc. (a)	594,200	64,381,570
Deere & Co. (a)	728,300	62,939,686
Ingersoll-Rand PLC (a)	1,162,800	55,767,888

		246,171,380

Media 0.8%
Pandora Media, Inc. (a)(b)	3,987,300	36,603,414

♦	Among the Fund’s 10 largest holdings, as of December 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments December 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Metals & Mining 2.8%
Carpenter Technology Corp. (a)	1,028,600	$53,106,618
Steel Dynamics, Inc. (a)	5,138,000	70,544,740

		123,651,358

Real Estate Investment Trusts 1.0%
Rayonier, Inc.	888,440	46,047,845

Real Estate Management & Development 1.1%
Deutsche Wohnen A.G.	2,504,060	46,242,532

Road & Rail 7.2%
DSV A/S	2,411,665	62,887,267
Kansas City Southern (a)	586,800	48,986,064
Landstar System, Inc.	1,120,900	58,802,414
Old Dominion Freight Line, Inc. (a)(b)	2,037,200	69,835,216
Union Pacific Corp. (a)	605,900	76,173,748

		316,684,709

Specialty Retail 1.6%
Home Depot, Inc. (The) (a)	1,155,200	71,449,120

Trading Companies & Distributors 3.5%
Beacon Roofing Supply, Inc. (a)(b)	2,281,833	75,939,402
♦Wolseley PLC	1,667,465	79,256,442

		155,195,844

Transportation Infrastructure 1.2%
Atlantia S.p.A	3,019,556	54,765,725

Total Common Stocks (Cost $2,810,090,857)		3,194,874,828

Exchange Traded Funds 11.7%
♦iShares Dow Jones Transportation Average Index Fund (a)	1,185,709	111,847,930
iShares MSCI EMU Index Fund	1,368,556	45,791,884
♦iShares MSCI Italy Index Fund (a)	6,120,488	82,320,563
♦iShares MSCI Mexico Investable Market Index Fund (a)	1,449,389	102,225,406
SPDR S&P Homebuilders	2,522,490	67,098,234
♦SPDR S&P Regional Banking (a)	3,909,658	109,353,134

Total Exchange Traded Funds (Cost $478,604,179)		518,637,151

Preferred Stock 1.0%
Chemicals 1.0%
Fuchs Petrolub A.G. 1.72%	582,152	43,137,865

Total Preferred Stock (Cost $34,347,595)		43,137,865

	Number of Contracts	Value

Purchased Options 0.4%
Purchased Call Options 0.1%
iShares MSCI Japan Index Fund Strike Price $10.00 Expires 3/16/13	220,000	$5,500,000

		5,500,000

Purchased Put Options 0.3%
iShares Barclays 20+ Year Treasury Bond Fund
Strike Price $123 Expires 1/19/13	21,075	5,605,950
Strike Price $124 Expires1/19/13	21,075	6,744,000
iShares FTSE China 25 Index Strike Price $36.00 Expires 1/19/13	22,189	133,134

		12,483,084

Total Purchased Options (Cost $12,927,559)		17,983,084

	Shares
Short-Term Investment 12.3%
Money Market Fund 12.3%
State Street Institutional Treasury Money Market Fund	540,691,540	540,691,540

Total Short-Term Investment (Cost $540,691,540)		540,691,540

Total Investments, Before Investments Sold Short (Cost $3,876,661,730) (e)	97.9%	4,315,324,468

Common Stocks Sold Short (17.8%)
Capital Markets (3.1%)
BlackRock, Inc. Class A	(414,800)	(85,743,309)
Franklin Resources, Inc.	(407,500)	(51,222,750)

		(136,966,059)

Commercial Banks (1.5%)
ICICI Bank, Ltd., Sponsored ADR (c)	(1,480,900)	(64,582,049)

Diversified Financial Services (1.6%)
Leucadia National Corp.	(2,885,900)	(68,655,561)

Electric Utilities (1.6%)
Duke Energy Corp.	(1,073,200)	(68,470,160)

Hotels, Restaurants & Leisure (0.9%)
Starbucks Corp.	(769,800)	(41,276,676)

18	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Internet Software & Services (2.8%)
Baidu, Inc., Sponsored ADR (b)(c)	(550,500)	$(55,209,645)
Qihoo 360 Technology Co., Ltd., ADR (b)(c)	(2,327,100)	(69,091,599)

		(124,301,244)

IT Services (2.9%)
International Business Machines Corp.	(663,800)	(127,150,890)

Real Estate Investment Trusts (1.0%)
Annaly Capital Management, Inc.	(3,293,500)	(46,240,740)

Software (2.4%)
Microsoft Corp.	(2,510,400)	(67,102,992)
Oracle Corp.	(1,208,400)	(40,263,888)

		(107,366,880)

Total Common Stocks Sold Short (Proceeds $772,252,967)		(785,010,259)

Exchange Traded Funds Sold Short (16.9%)
Central Fund of Canada, Ltd. Class A	(3,080,860)	(64,790,486)
iShares FTSE China 25 Index Fund	(2,952,020)	(119,497,769)
iShares JPMorgan USD Emerging Markets Bond Fund	(1,708,700)	(209,828,360)
iShares MSCI Brazil Index Fund	(1,444,040)	(80,952,882)
iShares MSCI South Africa Index Fund	(763,860)	(54,677,099)
iShares MSCI Taiwan Index Fund	(3,124,820)	(42,560,048)
Market Vectors Gold Miners	(842,820)	(39,098,420)
Market Vectors Russia	(2,064,200)	(61,864,074)
WisdomTree India Earnings Fund	(3,774,940)	(73,120,588)

Total Exchange Traded Funds Sold Short (Cost $(709,270,099))		(746,389,726)

Total Investments Sold Short (Proceeds $1,481,523,066) (d)	(34.7)%	(1,531,399,985)

Total Investments, Net of Investments Sold Short (Cost $2,395,138,664)	63.2	2,783,924,483
Other Assets, Less Liabilities	36.8	1,623,197,654
Net Assets	100.0%	$4,407,122,137

	Number of Contracts	Value

Written Call Options (0.2%)
iShares Barclays 20+ Year Treasury Bond Fund Strike Price $124.00 Expires 3/16/13	(20,910)	$(2,990,130)
iShares FTSE China 25 Index Strike Price $36.00 Expires 1/19/13	(13,868)	(6,268,336)

Total Written Call Options (Proceeds $10,206,790)		(9,258,466)

(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).

(b)	Non-income producing security.

(c)	ADR—American Depositary Receipt.

(d)	As of December 31, 2012, cash in the amount of $1,547,729,823 is on deposit with broker for short sale transactions.

(e)	As of December 31, 2012, cost is $3,878,999,280 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$455,021,548
Gross unrealized depreciation	(18,696,360)

Net unrealized appreciation	$436,325,188

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments December 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Construction Materials	$101,496,681	$156,077,878	$—	$257,574,559
Commercial Banks	176,036,681	31,409,826	—	207,446,507
Trading Companies & Distributors	75,939,402	79,256,442	—	155,195,844
Chemicals	117,356,690	121,009,783	—	238,366,473
Insurance	—	63,840,402	—	63,840,402
Auto Components	—	108,294,953	—	108,294,953
Road & Rail	253,797,442	62,887,267	—	316,684,709
Commercial Services & Supplies	—	60,240,691	—	60,240,691
Hotels, Restaurants & Leisure	—	53,820,169	—	53,820,169
Transportation Infrastructure	—	54,765,725	—	54,765,725
IT Services	38,699,817	42,634,060	—	81,333,877
Building Products	91,845,040	40,512,867	—	132,357,907
Real Estate Management & Development	—	46,242,532	—	46,242,532
All Other Industries	1,418,710,480	—	—	1,418,710,480

Total Common Stocks	2,273,882,233	920,992,595	—	3,194,874,828

Exchange Traded Funds	518,637,151	—	—	518,637,151
Preferred Stocks	—	43,137,865	—	43,137,865
Short-Term Investment
Money Market Fund	540,691,540	—	—	540,691,540

Total Investments in Securities	3,333,210,924	964,130,460	—	4,297,341,384

Other Financial Instruments
Purchased Put Options	12,483,084	—	—	12,483,084
Purchased Call Options	5,500,000	—	—	5,500,000

Total Investments in Securities	$3,351,194,008	$964,130,460	$—	$4,315,324,468

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments Sold Short (a)
Common Stocks Sold Short	$(785,010,259)	$—	$—	$(785,010,259)
Exchange Traded Funds Sold Short	(746,389,726)	—	—	(746,389,726)

Total Investments in Securities	(1,531,399,985)	—	—	(1,531,399,985)

Other Financial Instruments
Written Call Options	(9,258,466)	—	—	(9,258,466)

Total Investments in Securities and Other Financial Instruments	$(1,540,658,451)	$—	$—	$(1,540,658,451)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

There were no transfers between level 1 and level 2.

As of December 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2012

Assets
Investment in securities, at value (identified cost $3,876,661,730)	$4,315,324,468
Cash collateral on deposit at broker	1,547,729,823
Cash	54,550,366
Cash denominated in foreign currencies (identified cost $3,258,856)	3,274,378
Receivables:
Fund shares sold	90,961,420
Investment securities sold	21,189,046
Dividends and interest	4,209,988
Other assets	185,265

Total assets	6,037,424,754

Liabilities
Investments sold short (proceeds $1,481,523,066)	1,531,399,985
Written options, at value (premiums received $10,206,790)	9,258,466
Payables:
Investment securities purchased	71,034,472
Fund shares redeemed	7,288,603
Manager (See Note 3)	4,757,569
Dividends on investments sold short	4,637,375
Broker fees and charges on short sales	1,257,242
Administration and accounting fees (See Note 3)	145,633
NYLIFE Distributors (See Note 3)	101,967
Transfer agent (See Note 3)	101,877
Shareholder communication	97,680
Custodian	95,637
Professional fees	47,675
Trustees	4,798
Accrued expenses	73,638

Total liabilities	1,630,302,617

Net assets	$4,407,122,137

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$278,266
Additional paid-in capital	4,070,478,623

4,070,756,889
Undistributed net investment income	1,479
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options and foreign currency transactions	(53,376,223)
Net unrealized appreciation (depreciation) on investments and written options	439,611,062
Net unrealized appreciation (depreciation) on investments sold short	(49,876,919)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	5,849

Net assets	$4,407,122,137

Investor Class
Net assets applicable to outstanding shares	$618,657

Shares of beneficial interest outstanding	39,064

Net asset value per share outstanding	$15.84
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price per share outstanding	$16.76

Class A
Net assets applicable to outstanding shares	$137,056,456

Shares of beneficial interest outstanding	8,653,976

Net asset value per share outstanding	$15.84
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price per share outstanding	$16.76

Class C
Net assets applicable to outstanding shares	$124,430,362

Shares of beneficial interest outstanding	7,870,423

Net asset value and offering price per share outstanding	$15.81

Class I
Net assets applicable to outstanding shares	$4,144,926,540

Shares of beneficial interest outstanding	261,696,829

Net asset value and offering price per share outstanding	$15.84

Class R2
Net assets applicable to outstanding shares	$90,122

Shares of beneficial interest outstanding	5,695

Net asset value and offering price per share outstanding	$15.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Operations for the year ended December 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$34,520,514
Interest	42,380

Total income	34,562,894

Expenses
Manager (See Note 3)	30,296,852
Dividends on investments sold short	23,194,455
Broker fees and charges on short sales	5,817,679
Transfer agent (See Note 3)	943,493
Administration and accounting (See Note 3)	848,640
Custodian	309,113
Shareholder communication	229,398
Registration	180,954
Professional fees	168,935
Distribution/Service—Investor Class (See Note 3)	155
Distribution/Service—Class A (See Note 3)	33,984
Distribution/Service—Class C (See Note 3)	122,217
Distribution/Service—Class R2 (See Note 3)	19
Trustees	29,455
Shareholder service—Class R2 (See Note 3)	7
Miscellaneous	102,157

Total expenses	62,277,513

Net investment income (loss)	(27,714,619)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(4,435,643)
Investments sold short	(22,156,229)
Futures transactions	(878,940)
Written option transactions	4,939,331
Foreign currency transactions	(1,154,299)

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions and foreign currency transactions	(23,685,780)

Net change in unrealized appreciation (depreciation) on:
Investments	389,757,028
Investments sold short	(85,110,577)
Futures contracts	(2,352,262)
Written option contracts	(893,580)
Translation of other assets and liabilities in foreign currencies	10,988

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options and foreign currency transactions	301,411,597

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options and foreign currency transactions	277,725,817

Net increase (decrease) in net assets resulting from operations	$250,011,198

(a)	Dividends recorded net of foreign withholding taxes in the amount of $491,090.

22	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2012 and December 31, 2011

	2012	2011*
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(27,714,619)	$(7,445,087)
Net realized gain (loss) on investments, futures transactions, written option transactions, investments sold short and foreign currency transactions	(23,685,780)	(8,734,203)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options and foreign currency transactions	301,411,597	38,904,837

Net increase (decrease) in net assets resulting from operations	250,011,198	22,725,547

Distributions to shareholders:
From net realized gain on investments:
Investor Class	(1,882)	—
Class A	(407,905)	—
Class C	(366,143)	—
Class I	(16,701,031)	—
Class R2	(114)	—

Total distributions to shareholders	(17,477,075)	—

Capital share transactions:
Net proceeds from sale of shares	3,627,403,963	631,716,375
Net asset value of shares issued to shareholders in reinvestment of distributions	13,221,785	—
Cost of shares redeemed (a)	(354,820,101)	(199,580,109)

Increase (decrease) in net assets derived from capital share transactions	3,285,805,647	432,136,266

Net increase (decrease) in net assets	3,518,339,770	454,861,813

Net Assets
Beginning of year	888,782,367	433,920,554

End of year	$4,407,122,137	$888,782,367

Undistributed net investment income/net investment loss at end of year	$1,479	$(15,206)

(a)	Cost of shares redeemed net of redemption fees of $136,086 and $61,195 for the years ended December 31, 2012 and 2011, respectively.

*	This year was audited by a predecessor audit firm whose opinion was unqualified.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Investor Class
	October 5, 2012** through December 31,
	2012
Net asset value at beginning of period	$15.80	†

Net investment income (loss)	(0.04	)(a)
Net realized and unrealized gain (loss) on investments	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	—

Total from investment operations	0.11

Less distributions:
From net realized gain on investments	(0.07)

Net asset value at end of period	$15.84

Total investment return	0.72	% (b)(c)
Ratios of expenses to average net assets (d):
Before waivers/reimbursements of expenses	4.03	% ††
Excluding dividends and interest expense on short positions	1.74	% ††
After waivers/reimbursements of expenses	4.03	% ††
Excluding dividends and interest expense on short positions	1.74	% ††
Ratio of net investment loss to average net assets:
Before waivers/reimbursements of expenses (e)	(1.06	%)††
After waivers/reimbursements of expenses (e)	(1.06	%)††
Short sale expenses	2.29	% ††
Portfolio turnover rate	66%
Net assets at end of period (in 000’s)	$619

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The net investment loss ratios include dividends and interest expense on short positions.

24	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	October 5, 2012** through December 31,
	2012
Net asset value at beginning of period	$15.80	†

Net investment income (loss)	(0.04	)(a)
Net realized and unrealized gain (loss) on investments	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	—

Total from investment operations	0.11

Less distributions:
From net realized gain on investments	(0.07)

Net asset value at end of period	$15.84

Total investment return	0.72	% (b)(c)
Ratios of expenses to average net assets (d):
Before waivers/reimbursements of expenses	4.07	% ††
Excluding dividends and interest expense on short positions	1.80	% ††
After waivers/reimbursements of expenses	4.07	% ††
Excluding dividends and interest expense on short positions	1.80	% ††
Ratio of net investment loss to average net assets:
Before waivers/reimbursements of expenses (e)	(1.13	%)††
After waivers/reimbursements of expenses (e)	(1.13	%)††
Short sale expenses	2.27	% ††
Portfolio turnover rate	66%
Net assets at end of period (in 000’s)	$137,056

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class C
	October 5, 2012** through December 31,
	2012
Net asset value at beginning of period	$15.80	†

Net investment income (loss)	(0.07	)(a)
Net realized and unrealized gain (loss) on investments	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	—

Total from investment operations	0.08

Less distributions:
From net realized gain on investments	(0.07)

Net asset value at end of period	$15.81

Total investment return	0.53	% (b)(c)
Ratios of expenses to average net assets (d):
Before waivers/reimbursements of expenses	4.82	% ††
Excluding dividends and interest expense on short positions	2.50	% ††
After waivers/reimbursements of expenses	4.82	% ††
Excluding dividends and interest expense on short positions	2.50	% ††
Ratio of net investment loss to average net assets:
Before waivers/reimbursements of expenses (e)	(1.85	%)††
After waivers/reimbursements of expenses (e)	(1.85	%)††
Short sale expenses	2.32	% ††
Portfolio turnover rate	66%
Net assets at end of period (in 000’s)	$124,430

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The net investment loss ratios include dividends and interest expense on short positions.

26	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended December 31,				Period ended June 1, 2009 to December 31,		Year ended May 31,		July 31, 2007** through May 31,
	2012		2011*	2010*	2009*		2009*		2008*
Net asset value at beginning of period	$14.02		$13.52	$11.84	$10.18		$10.76		$10.00

Net investment income (loss)	(0.06	)(a)	(0.11)	(0.04)	(0.06)		(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	1.96		0.61	1.75	1.72		(0.55)		0.81
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		— (b)	— (b)	—	(b)	—	(b)	—	(b)

Total from investment operations	1.89		0.50	1.71	1.66		(0.58)		0.76

Less dividends and distributions:
From net investment income	—		—	(0.01)	—		—		—
From net realized gain on investments	(0.07)		—	(0.02)	—		(0.00	)‡	—

Total dividends and distributions	(0.07)		—	(0.03)	—		(0.00	)‡	—

Redemption fee	—		0.00 ‡	0.00 ‡	0.00	‡	0.00	‡	—

Net asset value at end of period	$15.84		$14.02	$13.52	$11.84		$10.18		$10.76

Total investment return (c)	13.50%		3.70%	14.32%	16.40	%(d)	(5.36	%)(d)	7.60%
Ratios of expenses to average net assets (e):
Before waivers/reimbursements and recoupments or expenses	2.86%		2.42%	2.35%	2.58	% ††	2.67%		5.98	% ††
Excluding dividends and interest expense on short positions	1.53%		1.55%	1.64%	1.75	% ††	2.24%		5.01	% ††
After waivers/reimbursements and recoupments of expenses	2.86%		2.43%	2.46%	2.43	% (f)††	2.24%		2.97	% ††
Excluding dividends and interest expense on short position	1.53%		1.56%	1.75%	1.90	% (f)††	1.81%		2.00	% ††
Ratio of net investment loss to average net assets:
Before waivers/reimbursements and recoupments of expenses (g)	(1.28%)		(1.06%)	(0.25%)	(1.48	%)(h)††	(0.92%)		(4.33	%)††
After waivers/reimbursements and recoupments of expenses (g)	(1.28%)		(1.07%)	(0.36%)	(1.33	%)(f)††	(0.49%)		(1.32	%)††
Short sale expenses	1.33%		0.87%	0.71%	0.83	% ††	0.43%		0.97	% ††
Portfolio turnover rate	66%		138%	159%	78%		227%		123%
Net assets at end of period (in 000’s)	$4,144,927		$888,782	$433,921	$98,503		$43,044		$11,684

*	These years were audited by a predecessor audit firm whose opinion was unqualified.
**	Inception date.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	This information was not separately reported and part of realized unrealized gain (loss).
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Not annualized for periods less than a full year. The total return shown for the year ended May 31, 2009 and the period ended December 31, 2009, reflect the total return while the Fund was taxed as a C corporation. See Note 2(b)
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Includes tax expense.
(g)	The net investment loss ratios include dividends and interest expense on short positions.
(h)	The net investment loss ratios include tax expense.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Class R2
	October 5, 2012** through December 31,
	2012
Net asset value at beginning of period	$15.80	†

Net investment income (loss)	(0.06	)(a)
Net realized and unrealized gain (loss) on investments	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	—

Total from investment operations	0.09

Less distributions:
From net realized gain on investments	(0.07)

Net asset value at end of period	$15.82

Total investment return	0.59	% (b)(c)
Ratios of expenses to average net assets (d):
Before waivers/reimbursements of expenses	3.83	% ††
Excluding dividends and interest expense on short positions	1.89	% ††
After waivers/reimbursements of expenses	3.83	% ††
Excluding dividends and interest expense on short positions	1.89	% ††
Ratio of net investment loss to average net assets:
Before waivers/reimbursements of expenses (e)	(1.56	%)††
After waivers/reimbursements of expenses (e)	(1.56	%)††
Short sale expenses	1.94	% ††
Portfolio turnover rate	66%
Net assets at end of period (in 000’s)	$90

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The net investment loss ratios include dividends and interest expense on short positions.

28	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Marketfield Fund (the “Fund”), a diversified Fund. The Fund is successor to Marketfield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Marketfield Asset Management, LLC, a New York limited liability company and the predecessor entity to the (“Marketfield”) Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of the Predecessor Fund prior to its reorganization on October 5, 2012. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information and references to periods prior to October 5, 2012 refer to the Predecessor Fund.

The Fund currently offers five classes of shares. Investor Class, Class A, Class C and Class R2 shares commenced operations on October 5, 2012. Class I shares commenced operations on July 31, 2007. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation

Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary are reported to and subject to approval by the Board at its next regularly scheduled meeting.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

mainstayinvestments.com	29

Notes to Financial Statements (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as

Level 3 in the hierarchy. As of December 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of December 31, 2012, foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (“RIC”) and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Due to significant non-qualifying income earned by the Fund on its investments in futures on commodities and other financial instruments for the period from June 1, 2008 to December 31, 2009, the Predecessor Fund failed to qualify as a “RIC” and was therefore treated as a C corporation for that period. The results of operations of the Predecessor Fund for this period may have been different than they would have been had the Predecessor Fund complied with the requirements of Subchapter M of

30	MainStay Marketfield Fund

the code. In order to re-qualify as a RIC, the Predecessor Fund distributed, prior to the end of its first new RIC taxable year, all of its earnings and profits accumulated in those non-RIC taxable years. During 2010, the Predecessor Fund complied with the requirements of subchapter M of the Code necessary to qualify as a RIC in 2010, including distributing earnings and profits accumulated as of December 31, 2009. As such, the Predecessor Fund met the requirements to once again qualify as a RIC beginning with its December 31, 2010 tax year, and so qualified for each fiscal year there after for the Fund.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Dividend income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended December 31, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized on appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those charged by related parties are shown in the Statement of Operations.

In addition, the Fund bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund may vary. These indirect expenses of the underlying funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars using 4:00 pm Eastern time exchange rates provided by an independent third party at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented and were not separately presented in prior years. The footnotes for prior periods incorrectly described such changes as being separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding

mainstayinvestments.com	31

Notes to Financial Statements (continued)

taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Securities Sold Short.  The Fund engages in sale of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open the Fund may have to pay a fee to borrow the particular security and may be obligated to remit any dividends received on such borrowed securities. These fees are disclosed in the Fund’s Statement of Operations under Dividends on investments sold short and Broker fees and charges on short sales. Depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

At December 31, 2012, the Fund’s deposit for short sales at broker was with Barclays Capital Inc. and Citigroup Global Markets Inc. (the “Brokers”). The Subadvisor (as defined in Note 3(A)) determined, based on information available at the time, that the creditworthiness of the Brokers is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate. The Fund’s deposit for short sales at broker was $1,547,729,823 and in excess of the Fund’s liability for securities sold short of $1,531,399,985. The Fund does not require the Brokers to maintain collateral in support of the receivable for proceeds on securities sold short.

(J)  Options.  The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Certain options may expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to market daily, sufficient to cover potential obligations. The Fund may use certain options as a substitute for a comparable market position in an underlying security, to hedge or limit the exposure of the Fund’s position.

Options involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

During the year ended December 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts	Premium
Options Outstanding at January 1, 2012	—	$—
Options—Written	(77,103)	(17,721,885)
Options—Expired	42,325	7,515,095
Options—Canceled in closing transactions	—	—
Options Outstanding at December 31, 2012	(34,778)	10,206,790

(K)  Futures Contracts.  The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund’s ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is

32	MainStay Marketfield Fund

closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As of December 31, 2012, the Fund did not hold any futures contracts.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of December 31, 2012.

(M)  Redemption Fee.  Prior to October 5, 2012, the Predecessor Fund imposed a 1.00% redemption fee on redemptions (including exchanges) of Predecessor Fund shares made within 60 days of their date of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Predecessor Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Fund’s daily NAV calculation. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and retained by the Predecessor Fund. The Predecessor Fund retained redemption fees of $136,086 for the year ended December 31, 2012. Upon adoption the redemption fee was terminated.

(N)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of December 31, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Written Options	Investments in written options, at value	$(9,258,466)	$(9,258,466)

Total Fair Value		$(9,258,466)	$(9,258,466)

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Written Options	Net realized gain (loss) on written option transactions	$4,939,331	$4,939,331
Futures Contracts	Net realized gain (loss) on futures transactions	(878,940)	(878,940)

Total Realized Gain (Loss)		$4,060,391	$4,060,391

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Written Options	Net change in unrealized appreciation (depreciation) written option contracts	$(893,580)	$(893,580)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,352,262)	(2,352,262)

Total Change in Unrealized Appreciation (Depreciation)		$(3,245,842)	$(3,245,842)

mainstayinvestments.com	33

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Written Options	(24,280)	(24,280)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on October 5, 2012, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Marketfield Asset Management, LLC, a Delaware limited liability company (“MAM” or “Subadvisor”), serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MAM, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.40% of the Fund’s average daily net assets. Prior to the close of business on October 5, 2012, the monthly fee rates paid to MAM were the same as the current monthly fees.

Effective after the close of business on October 5, 2012, New York Life Investments entered into a written expense limitation agreement under which it has agreed to reimburse expenses of Class I shares so that total annual Fund operating expenses for Class I shares do not exceed 1.56% of average daily net assets. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board. Total Annual Fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments including expenses related to short sale transactions and acquired (underlying) fund fees and expenses.

Prior to the close of business on October 5, 2012, Marketfield served as the investment manager of the Predecessor Fund. Marketfield had a written expense limitation agreement under which it had agreed to waive a portion of the Predecessor Fund’s management fee and/or reimburse expenses of the Predecessor Fund to ensure that Total Annual Fund operating expenses (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) did not exceed 1.75% of the Predecessor Fund’s average annual net assets. Marketfield was permitted to be reimbursed by the Predecessor Fund for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement did not cause the Predecessor Fund’s Total Annual Fund Operating Expenses to exceed the 1.75% expense limitation cap.

For the period October 5, 2012 through December 31, 2012, New York Life Investments earned fees from the Fund in the amount of $11,888,241.

For the period from January 1, 2012 through October 5, 2012, Marketfield earned fees from the Fund in the amount of $18,408,611.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Prior to the close of business on October 5, 2012, these services were provided by U.S. Bancorp Fund Services, LLC and U.S. Bank N.A. The services provided by U.S. Bank, N.A., were a direct expense of the Fund and are included in the Statement of Operations as Administration and Accounting which totaled $848,640 for the period January 1, 2012 through October 5, 2012.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

34	MainStay Marketfield Fund

Prior to the close of business on October 5, 2012, Quasar Distributors, LLC served as the distributor to the Predecessor Fund.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,558 and $202,051, respectively, for the period ended December 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class and Class A shares of $247,945 and $352,520, respectively, for the period ended December 31, 2012. Prior to October 5, 2012, the Predecessor Marketfield Fund only had Class I which was not subjected to sales charges.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Effective October 5, 2012 NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Prior to the close of business on October 5, 2012, these services were provided by U.S. Bancorp Fund Services, LLC. Transfer agent expenses for the period ended December 31, 2012, were as follows (inclusive of amounts paid to U.S. Bancorp Fund Services, LLC):

Investor Class	$22
Class A	11,232
Class C	4,381
Class I	927,852
Class R2	6

(E)  Capital.  As of December 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$25,243	4.1%
Class A	25,243	0.0	‡
Class C	25,195	0.0	‡
Class R2	25,211	28.1

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of December 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital Gain (Loss)	Post October Capital Loss Deferral	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$2,307,080	$(44,747,506)	$378,805,674	$336,365,248

The difference between book basis and tax basis unrealized appreciation (depreciation) are primarily due to wash sale adjustments. The Fund intends to elect to the extent provided by the regulations, to treat certain qualifying capital losses that arose after October 31, 2012 as if they arose on January 1, 2013.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of December 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$27,731,304	$1,784,365	$(29,515,669)

The reclassifications for the Fund is primarily due to foreign currency gain/(loss), return of capital distributions received, partnerships, non deductible short sale expenses and net operating losses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $4,046,757 of capital loss carryforwards during the period ended December 31, 2012.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from Long Term Capital Gains:	17,477,075	—

Note 5–Foreign Currency Holdings

As of December 31, 2012, the Fund held the following foreign currency:

		Currency		Cost		Value
Pound Sterling	GBP	2,015,684	USD	3,258,856	USD	3,274,378

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Prior to the close of business on October 5, 2012, these services were provided by U.S. Bank, N.A.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective December 12, 2012, under an amended credit agreement, dated August 22, 2012, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment rate is an annual rate of 0.08% of the average commitment

mainstayinvestments.com	35

Notes to Financial Statements (continued)

amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the period ended December 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended December 31, 2012, purchases and sales of securities, other than short-term securities, were $3,870,602 and $1,250,803, respectively.

Note 9–Capital Share Transactions

Investor Class (a)	Shares	Amount
Year ended December 31, 2012:
Shares sold	42,880	$669,105
Shares issued to shareholders in reinvestment of distributions	121	1,882
Shares redeemed	(3,937)	(61,620)

Net increase (decrease)	39,064	$609,367

Class A (a)	Shares	Amount
Year ended December 31, 2012:
Shares sold	8,787,539	$137,164,370
Shares issued to shareholders in reinvestment of distributions	17,759	275,442
Shares redeemed	(151,322)	(2,358,740)

Net increase (decrease)	8,653,976	$135,081,072

Class C (a)	Shares	Amount
Year ended December 31, 2012:
Shares sold	7,929,550	$123,516,328
Shares issued to shareholders in reinvestment of distributions	15,737	243,922
Shares redeemed	(74,864)	(1,170,444)

Net increase (decrease)	7,870,423	$122,589,806

Class I	Shares	Amount
Year ended December 31, 2012:
Shares sold	220,353,583	$3,365,964,623
Shares issued to shareholders in reinvestment of distributions	818,854	12,700,425
Shares redeemed	(22,868,512)	(351,229,292)

Net increase (decrease)	198,303,925	$3,027,435,756

Year ended December 31, 2011:
Shares sold	46,200,523	$6,268,122,230
Shares redeemed	(14,897,452)	(199,082,280)

Net increase (decrease)	31,303,071	$6,069,039,950

Class R2 (a)	Shares		Amount
Year ended December 31, 2012:
Shares sold	5,688		$89,537
Shares issued to shareholders in reinvestment of distributions	7		114
Shares redeemed	—	(b)	(5)

Net increase (decrease)	5,695		$89,646

(a)	Class A shares, Class C shares, Class Investor shares and Class R2 shares were first offered on October 5, 2012.

(b)	Less than one share.

Note 10–Acquisition of Marketfield Fund

On October 5, 2012, MainStay Marketfield Fund acquired all of the net assets of Marketfield Fund, an open-end investment company, pursuant to a plan of reorganization approved by Marketfield Fund shareholders on September 24, 2012. The acquisition was accomplished by a tax-free exchange of 191,379,249 shares of MainStay Marketfield Fund, valued at $3,023,808,744, for 191,379,249 Class I shares of Marketfield Fund outstanding on October 5, 2012. The investment portfolio of Marketfield Fund, with a fair value of $1,934,359,404 and identified cost of $1,655,741,379 at October 5, 2012 was the principal asset acquired by MainStay Marketfield Fund. Immediately prior to the merger, MainStay Marketfield Fund did not have any assets or liabilities. On October 5, 2012, the MainStay Marketfield Fund also launched Classes A, C, R2 and Investor.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of MainStay Marketfield Fund, there would have been no difference in the results of operations since the acquiring fund was established to receive all assets and liabilities of the predecessor, Marketfield Fund, and the MainStay Marketfield Fund did not have any operations or investment activities prior to the acquisition.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended December 31, 2012, events and transactions subsequent to December 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay Marketfield Fund

Report of Independent Registered Public Accounting Firm

To the Board of MainStay Funds Trust and Shareholders of

MainStay Marketfield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Marketfield Fund (a fund of MainStay Funds Trust, formerly Marketfield Fund, a series of Trust for Professional Managers, and hereafter referred to as the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion. The accompanying financial statements and financial highlights of the Fund for periods ended on or before December 31, 2011 were audited by other auditors whose report dated February 29, 2012 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its June 27-28, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Marketfield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Marketfield Asset Management, LLC (“MAM”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MAM specifically in connection with a contract review process that took place in advance of its June 2012 meeting, which included responses from New York Life Investments and MAM to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and MAM on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope, and quality of the services to be provided to the Fund by New York Life Investments and MAM in relation to the advisory fee to be charged the Fund; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Fund, including the Marketfield Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates and MAM from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MAM.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review process. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MAM

The Board examined the nature, scope and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments will be set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MAM proposed to provide to the Fund. The Board evaluated MAM’s experience in managing other portfolios, including those with similar investment strategies to the Fund, such as the Marketfield Fund. It examined MAM’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MAM, and MAM’s overall legal and compliance environment. The Board also reviewed MAM’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, such as the Marketfield Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MAM’s experience, personnel, operations and resources.

38	MainStay Marketfield Fund

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to investors. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund, including the Marketfield Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MAM. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MAM

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MAM under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates and MAM due to their relationships with the Fund. Because MAM’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are to be paid by New York Life Investments, not the Fund, the Board principally considered the profits to be realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates and MAM due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MAM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MAM to continue to provide high-quality services to the Fund. The Board also noted that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates, and MAM, due to their relationships with the Fund. The Board also requested and received information from New York Life Investments and MAM concerning other business relationships between MAM and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to MAM, the Board concluded that any profits to be realized by MAM due to its relationship with the Fund will be the result of arm’s-length negotiations between New York Life Investments and MAM, and will be based on fees paid to MAM by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s proposed expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, since the fees to be paid to MAM will be paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MAM on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund, including the Marketfield Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

40	MainStay Marketfield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $17,477,075 as long term capital gain distributions.

In February 2013, shareholders received an IRS Form 1099-DIV or substitute Form 1099 which showed the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that were reported on such 1099-DIV or substitute Form 1099 were the amounts you were to use on your federal income tax return and potentially differed from the amounts which we reported for the Fund’s fiscal year ended December 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	41

42	MainStay Marketfield Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60*	Indefinite; Eclipse Funds: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2008 (28 portfolios)**; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group-New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)

				77	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winlsow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41

Indefinite;

Eclipse Funds: Chairman since January 2013 and Trustee since 2002;

Eclipse Funds Inc.: Chairman since January 2013 and Director since 2002 (1 fund);

The MainStay Funds: Chairman since January 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since January 2013 and Trustee since 2009 (33 funds);

MainStay VP Funds Trust: Chairman since January 2013 and Trustee since 2007 (28 portfolios)*;

Private Advisors Alternative Strategies Master Fund: Chairman since January 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since January 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since January 2013 and Trustee since 2011.

			Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999).	77	None
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Trustee since 2000; Eclipse Funds Inc.: Director since 1990 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	President, Strategic Management Advisors LLC (since 1990)	77	Trustee, Legg Mason Partners Fund Complex, since 1991 (52 portfolios)
	Alan R. Latshaw 3/27/51

Indefinite;

Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (33 funds);

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (28 portfolios)*;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	77

Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios);

Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios);

Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay Marketfield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2006 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	77	None
	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 2007 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	77	None
*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;

Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (33 funds);

MainStay VP Funds Trust: Trustee since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios)*;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	77	None
	John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (33 funds); MainStay VP Funds Trust: Trustee since 1997 (28 portfolios)*; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	77	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay Marketfield Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2007)** Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)** Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)** Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)** Eclipse Funds, Eclipse Funds Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28875 MS013-13	MSMK11-02/13 NL040

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

MainStay Marketfield Fund commenced operations on October 5, 2012. Therefore, there is no information to report for the fiscal year ended December 31, 2011

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2012 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $82,500.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2012. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $10,000 during the fiscal year ended December 31, 2012. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP (“Deloitte”)for tax compliance, tax advice, and tax planning were $54,880 during the fiscal year ended December 31, 2012. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were $11,000 during the fiscal year ended December 31, 2012.

The aggregate fees billed for products and services provided by Deloitte, other than the services reported in paragraphs (a) through (c) of this Item were $10,500 during the fiscal year ended December 31, 2012.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended December 31, 2012 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $2,608,827 for the fiscal year ended December 31, 2012.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2012 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 8, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	March 8, 2013

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.